UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2007

ITC^DeltaCom, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23253	58-2301135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7037 Old Madison Pike Huntsville, Alabama	35806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 382-5900

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 31, 2007, ITC^DeltaCom, Inc. (the “Company”) issued a news release announcing the consummation of its previously disclosed debt and equity financing transactions. A copy of the Company’s news release is filed as exhibit 99.1 to this report and is incorporated in this Item 8.01 by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The Company herewith files the following exhibit:

Exhibit Number	Description of Exhibit
99.1	News release dated July 31, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC^DELTACOM, INC.

Date: August 1, 2007	/s/ J. Thomas Mullis
J. Thomas Mullis
Senior Vice President-Legal and Regulatory
(Duly Authorized Officer)

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